INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED July 29, 2022, TO THE
PROSPECTUSES DATED FEBRUARY 25, 2022, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco S&P 500®  Downside Hedged ETF (PHDG)
(the “Fund”)
Effective immediately, the Fund’s Prospectuses are revised as noted below.
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The section titled “Investment Objective” is deleted and replaced with the following:
The Invesco S&P 500® Downside Hedged ETF (the “Fund”) seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns.
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The section titled “Principal Investment Strategies” is deleted and replaced with the following:
The Fund seeks to achieve its investment objective by allocating its assets generally among the components of the S&P 500® Dynamic VEQTOR Index (the “Benchmark”). The Benchmark is composed of up to three types of components: (i) an equity component, represented by the S&P 500® Index; (ii) a volatility hedge component, represented by the S&P 500® VIX Short-Term Futures Index (“VIX Futures Index”); and (iii) cash.
The Benchmark is designed to measure the performance of the broad equity markets with an implied volatility hedge. “Implied volatility” is a measure of the expected volatility of the S&P 500® Index that is reflected in the value of the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX Index”). Known as the “fear gauge” of the broader U.S. equities market, the VIX Index measures market volatility in large capitalization U.S. stocks and is calculated based on the prices of certain put and call options on the S&P 500® Index.
The VIX Futures Index is designed to measure the returns from long positions in futures contracts on the VIX Index. The Benchmark’s allocation to the VIX Futures Index is designed to serve as a volatility hedge, as volatility historically tends to correlate negatively to the performance of the U.S. equity markets (i.e., rapid declines in the performance of U.S. equity markets generally are associated with high volatility in such markets). Accordingly, pursuant to its methodology, the Benchmark allocates a greater portion of its weight to its equity component (the S&P 500® Index) during periods of low volatility, and a greater portion of its weight to its volatility hedge component (the VIX Futures Index) during periods of increased volatility.
Under normal circumstances, the Fund will invest its portfolio in a combination of assets that are similar, but not necessarily identical, to that of the Benchmark. The Fund’s portfolio is composed of: (i) an equity sleeve, consisting of the component securities of the S&P 500® Index, (ii) a volatility hedge sleeve, consisting of VIX Index-Related Instruments (defined below), which include futures contracts on the VIX Index, (iii) futures contracts that track the S&P 500® Index (“S&P 500 Futures”); and (iv) various liquid investments, including short-term U.S. Treasury Securities, money market instruments, cash and cash equivalents. With respect to its equity sleeve, the Fund utilizes a “passive” investment strategy that seeks to track the performance of the S&P 500® Index as closely as possible. To do so, the Fund employs a “full replication” methodology; “full replication” means that the Fund generally invests the portion of its portfolio allocated to its equity sleeve in all of the component securities of the S&P 500® Index in proportion to their weightings in the S&P 500® Index. Although the Fund employs a passive strategy with respect to its equity sleeve, Invesco Capital Management LLC (the “Adviser”), the Fund’s adviser, will actively manage the Fund’s investments in VIX Index-Related Instruments, S&P 500 Futures, short-term instruments and cash, as well as the Fund’s allocation of its assets among the equity and volatility hedge sleeves. Such allocations may not correspond to the Benchmark’s allocations. Instead, the Adviser will seek to obtain returns for the Fund that exceed the Benchmark by providing the Fund with equity or volatility hedge sleeve allocations that are higher or lower than those of the Benchmark at any time given the market conditions at that time.
In addition to its investments in futures contracts on the VIX Index, the Fund may invest in U.S.-listed exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) that provide exposure to the VIX Index (such ETFs and ETNs, along with futures contracts on the VIX Index, are collectively the “VIX Index-Related Instruments”). The Fund may invest in the short-term instruments and cash to provide liquidity or to protect the Fund during periods of heightened volatility when the Adviser believes that it is in the best interest of the Fund to do so.
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The section titled “Principal Risks of Investing in the Fund—Management Risk” is deleted and replaced with the following:
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment sleeves and other portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment and asset allocation decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
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The first paragraph of the section titled “Principal Risks of Investing in the Fund—Futures Contracts Risk” is deleted and replaced with the following:
Futures Contracts Risk. The Fund may enter into U.S. listed futures contracts on the VIX Index and U.S. listed futures contracts on the S&P 500® Index. The Fund will not use futures for speculative purposes. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the value of the underlying asset. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are futures contracts based on indices that reflect the market value of common stock of the companies included in the indices. The clearing exchange is deemed to be the counterparty to the Fund, and consequently investments in futures contracts on the S&P 500® Index potentially expose the Fund to counterparty risk with respect to an exchange (i.e., the risk that an exchange or its affiliates will be unable to perform its obligations under the terms of the futures contracts or otherwise defaults).
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The following is added as a new section immediately following “Principal Risks of Investing in the Fund—Liquidity Risk”:
Index Risk. Although the Adviser actively manages the allocation of the Fund's assets among its sleeves, the Fund's equity sleeve is “passively” invested in the components of the S&P 500® Index. Therefore, the Fund would not necessarily buy or sell a security in its equity sleeve unless that security is added or removed, respectively, from the S&P 500® Index, even if that security generally is underperforming. If a specific security is removed from the S&P 500® Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value.
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The section titled “Additional Information About the Fund’s Strategies and Risks—Principal Investment Strategies” is deleted and replaced with the following:
The Fund seeks to achieve its investment objective by allocating its assets generally among the components of the Benchmark. The Benchmark is composed of up to three types of components at any given time: (i) an equity component, represented by the S&P 500® Index; (ii) a volatility hedge component, represented by the VIX Futures Index; and (iii) cash.
Under normal circumstances, the Fund will invest its portfolio in a combination of assets that are similar, but not necessarily identical, to that of the Benchmark. The Fund’s portfolio is composed of: (i) an equity sleeve, consisting of the component securities of the S&P 500® Index, (ii) a volatility hedge sleeve, consisting of VIX Index-Related Instruments, (iii) S&P 500 Futures, and (iv) various liquid investments, including short-term U.S. Treasury Securities, money market instruments, cash and cash equivalents.
In accordance with strategy allocation rules provided by Standard & Poor's ("S&P"), a greater portion of the Benchmark’s weight will be allocated to equity securities during periods of low volatility, and a greater portion of its weight will be allocated to the VIX Futures Index during periods of increased volatility. The Benchmark’s allocation to the VIX Futures Index is designed to serve as a volatility hedge, as volatility historically tends to correlate negatively to the performance of the U.S. equity markets (i.e., rapid declines in the performance of U.S. equity markets generally are associated with high volatility in such markets). However, the Fund’s allocations among its investments may not correspond to those of the Benchmark. Rather than adhering to the Benchmark’s strategy allocation rules, the Adviser uses an active asset allocation strategy in seeking to obtain returns that exceed the Benchmark by providing the Fund with equity or volatility hedge sleeve allocations that are higher or lower than those of the Benchmark at any time given the market conditions at that time.
Although the Adviser employs an active strategy in managing the Fund’s investments in VIX Index-Related Instruments, S&P 500 Futures, short-term instruments and cash, as well as in allocating assets between the Fund’s sleeves, the Fund utilizes a “passive” investment strategy in selecting investments within its equity sleeve. The Fund seeks to track the performance of the S&P 500® Index as closely as possible by generally investing the portion of its portfolio allocated to its equity sleeve in all of the component securities of the S&P 500® Index in proportion to their weightings in the S&P 500® Index.
The VIX Index is designed to measure the market price of volatility in large capitalization U.S. stocks over 30 days in the future and is calculated based on the prices of certain put and call options on the S&P 500® Index. The VIX Index measures the premium paid by investors for certain options linked to the S&P 500® Index. During periods of market instability, the implied volatility of the S&P 500® Index typically increases and, consequently, the prices of options linked to the S&P 500® Index typically increase (assuming all other relevant factors remain constant or have negligible changes). This, in turn, causes the level of the VIX Index to increase. Because the level of the VIX Index may increase in times of uncertainty, the VIX Index is known as the “fear gauge” of the broad U.S. equities market. The VIX Index historically has had negative correlations to the S&P 500® Index.
The VIX Index is a theoretical calculation and cannot be purchased and sold directly. Futures contracts on the VIX Index provide for the payment and receipt of cash based on the level of the VIX Index at settlement or liquidation of the contract. Generally, futures contracts are a type of derivative whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index. There is no purchase price paid or received on the purchase or sale of a futures contract. Instead, an amount of cash or cash equivalents must be deposited with the broker as “initial margin.” This amount varies based on the requirements imposed by the exchange clearing houses. This margin deposit provides collateral for the obligations of the parties to the futures contract on the VIX Index.
A futures contract provides for a specified settlement month in which the cash settlement is made. Futures contracts on the VIX Index have expirations ranging from the next month out to the tenth month. Futures on the VIX Index provide investors the ability to invest in forward market volatility based on their view of the future direction or movement of the VIX Index. Investors who believe the implied volatility of the S&P 500® Index will increase may buy VIX Index futures, expecting that the VIX Index will rise. Conversely, investors who believe that the implied volatility of the S&P 500® Index will decline may sell VIX Index futures, expecting the VIX Index will fall.
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The section titled “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund—Management Risk” is deleted and replaced with the following:
Management Risk. Actively managed portfolios are subject to management risk. In managing the Fund’s investment sleeves and other portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment and asset allocation decisions, but there can be no guarantee that they will produce the desired results.
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The following is added as a new section immediately following “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund—Liquidity Risk”:
Index Risk. Although the Adviser actively manages the allocation of the Fund's assets among its equity and volatility sleeves, the Fund's equity sleeve is “passively” invested in the components of the S&P 500® Index. Therefore, the Fund would not necessarily buy or sell a security in its equity sleeve unless that security is added or removed, respectively, from the S&P 500® Index, even if that security generally is underperforming. If a specific security is removed from the S&P 500® Index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value.
Please Retain This Supplement For Future Reference.
P-PHDG-PRO-SUP 072922